As filed with the Securities and Exchange Commission on June 13, 2002

Registration No. 333-87938

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Post Effective
Amendment No. 1
to

FORM SB-2
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

PINNACLE FINANCIAL PARTNERS, INC.
(Exact name of small business issuer in its charter)

Tennessee
(State or jurisdiction of incorporation or organization)

6021
(Primary Standard Industrial Classification Code Number)

62-1812853
(I.R.S. Employer Identification Number)

The Commerce Center
211 Commerce Street, Suite 300
Nashville, Tennessee 37201
(615) 744-3700
(Address and telephone number of principal executive offices)

M. Terry Turner
The Commerce Center
211 Commerce Street, Suite 300
Nashville, Tennessee 37201
(615) 744-3700
(Name, address and telephone number of agent for service)

Copies to:

Bob F. Thompson	Katherine M. Koops
Bass, Berry & Sims PLC	Powell, Goldstein, Frazer & Murphy LLP
315 Deaderick Street, Suite 2700	191 Peachtree Street, N.E. 16th Floor
Nashville, Tennessee 37238	Atlanta, Georgia 30303
(615) 742-6200	(404) 572-6600

         Approximate date of proposed sale to the public: As soon practicable after the effective date of this registration statement.

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.☒ Registration Number 333-87938

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.

         If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☑
Registration Number 333-87938

         If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box.

SIGNATURES

         Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements of filing on Form SB-2 and authorized this registration statement to be signed on its behalf by the undersigned in the City of Nashville, State of Tennessee on June 13, 2002.

PINNACLE FINANCIAL PARTNERS, INC

By:	/s/ M. Terry Turner

M. Terry Turner, President, Chief Executive Officer and Director

SIGNATURE PAGE AND POWER OF ATTORNEY

         In accordance with the requirements of the Securities Act of 1933, this registration statement was signed by the following persons in the capacities and on the dates stated:

Signature	Title	Date

/s/ M. Terry Turner M. Terry Turner	President, Chief Executive Officer, and Director (Principal executive officer)	June 13, 2002

* Hugh M. Queener	Executive Vice President, Chief Administrative Officer (Principal financial and accounting officer)	June 13, 2002

* Robert A. McCabe, Jr.	Chairman of the Board of Directors	June 13, 2002

* Sue G. Atkinson	Director	June 13, 2002

* Gregory L. Burns	Director	June 13, 2002

Signature	Title	Date

* Colleen Conway-Welch	Director	June 13, 2002

* Clay T. Jackson	Director	June 13, 2002

* John E. Maupin, Jr.	Director	June 13, 2002

* Robert E. McNeilly, Jr.	Director	June 13, 2002

* Dale W. Polley	Director	June 13, 2002

* Linda E. Rebrovick	Director	June 13, 2002

* James L. Shaub, II	Director	June 13, 2002

* Reese L. Smith, III	Director	June 13, 2002

* /s/ M. Terry Turner M. Terry Turner Attorney-in-Fact

EXHIBIT INDEX

Exhibit
Number	Description

1.1	Form of Underwriting Agreement (previously filed)

3.1	Amended and Restated Charter of Pinnacle Financial Partners, Inc. (incorporated herein by reference to Pinnacle Financial Partners, Inc.’s Registration Statement on Form SB-2, as amended (File No. 333-38018))

3.2	Bylaws of Pinnacle Financial Partners, Inc., as amended (restated for SEC electronic filing purposes only)

4.1	Specimen Common Stock Certificate (incorporated herein by reference to Pinnacle Financial Partners, Inc.’s Registration Statement on Form SB-2, as amended (File No. 333-38018))

4.2	See Exhibits 3.1 and 3.2 for provisions of the Charter and Bylaws defining rights of holders of the Common Stock (incorporated herein by reference to Pinnacle Financial Partners, Inc.’s Registration Statement on Form SB-2, as amended (File No. 333-38018))

5.1	Opinion of Bass, Berry & Sims PLC (previously filed)

10.1	Lease Agreement by and between TMP, Inc. (former name of Pinnacle Financial Partners, Inc.) and Commercial Street Associates dated March 16, 2000 for Pinnacle Financial Partners, Inc.’s main office location (incorporated herein by reference to Pinnacle Financial Partners, Inc.’s Registration Statement on Form SB-2, as amended (File No. 333-38018))

10.2	Form of Pinnacle Financial Partners, Inc.’s Organizers’ Warrant Agreement (incorporated herein by reference to Pinnacle Financial Partners, Inc.’s Registration Statement on Form SB-2, as amended (File No. 333-38018))

10.3	Employment Agreement dated as of August 1, 2000 by and between Pinnacle National Bank, Pinnacle Financial Partners, Inc. and Robert A. McCabe, Jr. (incorporated herein by reference to Pinnacle Financial Partners, Inc.’s Registration Statement on Form SB-2, as amended (File No. 333-38018))

10.4	Employment Agreement dated as of April 1, 2000 by and between Pinnacle National Bank, Pinnacle Financial Partners, Inc. and Hugh M. Queener (incorporated herein by reference to Pinnacle Financial Partners, Inc.’s Registration Statement on Form SB-2, as amended (File No. 333-38018))

10.5	Employment Agreement dated March 1, 2000 by and between Pinnacle National Bank, Pinnacle Financial Partners Inc. and M. Terry Turner (incorporated herein by reference to Pinnacle Financial Partners, Inc.’s Registration Statement on Form SB-2, as amended (File No. 333-38018))

10.6	Letter Agreement dated March 14, 2000 and accepted March 16, 2000 by and between Pinnacle Financial Corporation (now known as Pinnacle Financial Partners, Inc.) and Atkinson Public Relations (incorporated herein by reference to Pinnacle Financial Partners, Inc.’s Registration Statement on Form SB-2, as amended (File No. 333-38018))

10.7	Pinnacle Financial Partners, Inc. 2000 Stock Incentive Plan (incorporated herein by reference to Pinnacle Financial Partners, Inc.’s Registration Statement on Form SB-2, as amended (File No. 333-38018))

10.8	Form of Pinnacle Financial Partners, Inc.’s Stock Option Award (incorporated herein by reference to Pinnacle Financial Partners, Inc.’s Registration Statement on Form SB-2, as amended (File No. 333-38018))

10.9	Agreement for Assignment of Lease by and between Franklin National Bank and TMP, Inc., now known as Pinnacle Financial Partners, Inc., effective July 17, 2000 (incorporated herein by reference to Pinnacle Financial Partners, Inc.’s Registration Statement on Form SB-2, as amended (File No. 333-38018))

10.10	Form of Assignment of Lease and Consent of Landlord by Franklin National Bank, Pinnacle Financial Partners, Inc., formerly TMP, Inc., and Stearns Investments, Jack J. Stearns and Edna Stearns, General Partners (incorporated herein by reference to Pinnacle Financial Partners, Inc.’s Registration Statement on Form SB-2, as amended (File No. 333-38018))

Exhibit
Number	Description

10.11	Brokerage Program Agreement and Lease by and among Pinnacle Financial Partners, Inc., LM Financial Partners, Inc. and Legg Mason Financial Services, Inc. (incorporated herein by reference to Pinnacle Financial Partners, Inc.’s Registration Statement on Form SB-2, as amended (File No. 333-38018))

10.12	Ground Lease dated as of November 22,2000 by and between Pinnacle National Bank and Lois Bullock Tucker for the Green Hills office lease (incorporated herein by reference to Pinnacle Financial Partners, Inc.’s Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission on March 29, 2001)

21.1	List of Subsidiaries

23.1	Consent of KPMG LLP (previously filed)

23.2	Consent of Bass, Berry and Sims PLC (included in Exhibit 5.1)

24.1	Power of Attorney (previously filed)

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